SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to section 13 or 15 (d) of the Securities Exchange Act


                                 April 28, 2000
                         --------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                           RECOM MANAGED SYSTEMS, INC.
                     --------------------------------------
                    (Exact Name as Specified in its Charter)



              Delaware                 33-11795               84-0441351
         -----------------          --------------        -------------------
         (State or other             (Commission          (I.R.S. Employer
         jurisdiction of             File Number)         Identification No.)
          incorporation)

                             2412 PROFESSIONAL DRIVE
                               ROSEVILLE, CA 95661
                    ----------------------------------------
                    (Address of principal executive offices)


                                  916/772-2727
                          -----------------------------
                          Registrant's telephone number

ITEM 5.  OTHER EVENTS

         The Company has determined to file for bankruptcy due to the failure to receive investment funding as expected. The Company will be filing under Chapter 7 of the US Bankruptcy Code with the intention to liquidate its business. A bankruptcy petition is expected to be filed in the Eastern District of California during the week of May 1, 2000.

ITEM 7.  FINANCIAL STATEMENTS and EXHIBITS

         (c)      Exhibits

                  Press Release dated April 28, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RECOM MANAGED SYSTEMS, INC.



Dated:  April 28, 2000                   /s/ JACK EPPERSON
                                             ---------------------------------
                                             Jack Epperson, CEO
                                            (Authorized Officer and Principal
                                             Financial Officer)